AIRCRAFT TIME SHARING AGREEMENT

This Aircraft Time Sharing Agreement (this “Agreement”) by and between Universal Leaf Tobacco Company, Inc. (“Lessor”), a _______ corporation whose address is 1501 North Hamilton Street, Richmond, Virginia 23230, and ________________________ (“Lessee”), whose address is ________________________ (collectively the “Parties”).

WHEREAS, Lessor is the registered owner of a Raytheon Aircraft Company Hawker 800XP with manufacturer’s serial number 258498 and Federal Aviation Administration registration number N11UL, equipped with engines and components, hereinafter collectively “Aircraft”;

WHEREAS, Lessor employs a fully qualified flight crew to operate the Aircraft;

WHEREAS, Lessor and Lessee desire to lease said Aircraft with flight crew on a non-exclusive time sharing basis as defined in Section 91.501(c)(1) of the Federal Aviation Regulations (“FAR”);

WHEREAS, this Agreement sets forth the understanding of the Parties as to the terms under which Lessor will provide Lessee with the use, on a periodic basis, of the Aircraft; and

WHEREAS, the use of the Aircraft will at all times be pursuant to and in full compliance with the requirements of FAR Part 91 and particularly, Sections 91.501(b)(6), 91.501(c)(1), and 91.501(d).

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for good and valuable consideration set forth below, the Parties agree as follows:

1. Lease of Aircraft. Lessor agrees to lease the Aircraft to Lessee pursuant to the provisions of FAR Sections 91.501(b)(6), 91.501(c)(1), and 91.501(d) from time-to-time on a non-exclusive basis and on an “as needed and as available basis” and to provide a fully qualified flight crew for all operations pursuant to this Agreement.

2. Termination. This Agreement shall remain in effect until ____________, ___ 20__, provided that either Party may terminate this Agreement for any reason upon written notice to the other, such termination to become effective ten (10) days from the date of the notice.

3. Use of Aircraft.

(a) Lessee may use the Aircraft from time-to-time, subject to the prior permission and approval of Lessor’s Travel Department, for any and all purposes allowed by FAR Section 91.501(b)(6). Lessee’s use shall include the use of the Aircraft by his or her guests if they accompany him or her on the flight. Lessee shall not accept any compensation whatsoever for any flight conducted under this Agreement.

(b) Lessor shall employ, pay for, and provide to Lessee a qualified flight crew for each flight undertaken pursuant to this Agreement.

4. Lessee’s Representations. Lessee represents, warrants and covenants to Lessor that:

(a) Lessee will use the Aircraft for and on his or her own account only and will not use the Aircraft for the purposes of providing transportation of passengers or cargo in air commerce for compensation or hire.

(b) Lessee shall not, directly or indirectly, create or incur any kind of lien or security interest on or affecting the Aircraft or do anything or take any action that might result in the creation of such a lien, and Lessee shall, at its own expense, promptly take such action as may be necessary to discharge any such lien.

(c) During the term of this Agreement, Lessee will abide by and conform to all such laws, governmental, and airport orders, rules, and regulations as shall from time to time be in effect relating in any way to the operation and use of the Aircraft by a time-sharing Lessee.

5. Scheduling.

(a) Lessee shall provide Lessor’s Travel Department with notice of his or her desire to use the Aircraft and proposed flight schedules as far in advance of any given flight as possible, and in any case, at least forty-eight (48) hours in advance of Lessee’s planned departure. Requests for flight time shall be in a form, whether written or oral, mutually convenient to, and agreed upon by the Parties. In addition to the proposed schedules and flight times Lessee shall provide at least the following information for each proposed flight at some time prior to scheduled departure as required by the Lessor or Lessor’s flight crew:

1.	proposed departure point;

2.	destination;

3.	date and time of flight;

4.	the number and identity of anticipated passengers;

5.	the nature and extent of luggage and/or cargo to be carried;

6.	the date and time of return flight, if any; and

7.	any other information concerning the proposed flight that may be pertinent or required by Lessor or Lessor’s flight crew.

(b) Lessor shall have final authority over the scheduling of the Aircraft and each use of the Aircraft by the Lessee shall be subject to Lessor’s prior written approval. Lessee acknowledges that Lessor’s prior planned utilization of the Aircraft will take precedence over Lessee’s use. Additionally, any required maintenance or inspection of the Aircraft takes precedence over scheduling of the Aircraft.

(c) Lessee agrees that when, in the reasonable view of Lessor, its Travel Department, or the pilots of the Aircraft, safety may be compromised, Lessor or the pilots may terminate a flight, refuse to commence a flight, or take other action necessitated by such safety considerations without liability for loss, injury, damage, or delay.

(d) Lessor shall not be liable to Lessee or any other person for loss, injury, or damage occasioned by the delay or failure to furnish the Aircraft and crew pursuant to this Agreement for any reason.

6. Maintenance.

(a) Lessor shall be responsible for securing maintenance, preventative maintenance, and required or otherwise necessary maintenance and inspections on the Aircraft. Lessor shall, at its own expense, inspect, maintain, service, repair, overhaul, and test the Aircraft in accordance with FAR Part 91. The Aircraft has been inspected in accordance with the provisions of FAR Part 91. The Aircraft will remain in good operating condition and in a condition consistent with its airworthiness certification, including all FAA-issued airworthiness directives and mandatory service bulletins. Lessor shall take into account maintenance and inspection requirements when scheduling the Aircraft.

(b) In the event that any non-standard maintenance is required during any applicable lease term, Lessor, or Lessor’s Pilot-In-Command, shall immediately notify Lessee of the maintenance required, the effect on the ability to comply with Lessee’s scheduling request and the manner in which the Parties will proceed with the performance of such maintenance and conduct of the balance of the planned flight(s).

7. Expenses for Use of Aircraft. For each flight undertaken pursuant to this Agreement, Lessee shall pay Lessor the direct operating costs of the Aircraft, but NO MORE THAN the actual expenses of each flight conducted pursuant to this Agreement as authorized by FAR Section 91.501(d) or a lesser amount as mutually agreed to by the Parties. Pursuant to FAR 91.501(d), those direct operating costs shall be limited to the following actual expenses for each use of the Aircraft:

(1)	Cost of Fuel, Oil, Lubricants and Other Additives;

(2)	Travel expenses of the crew, including food, lodging, and ground transportation;

(3)	Hangar and tie-down costs away from the Aircraft’s base of operation;

(4)	Insurance obtained for the specific flight;

(5)	Landing fees, airport taxes, and similar assessments;

(6)	Customs, foreign permit, and similar fees directly related to the flight;

(7)	In-flight food and beverages;

(8)	Passenger ground transportation;

(9)	Flight planning and weather contract services; and

(10)	An additional charge equal to one hundred percent (100%) of the expenses listed in sub-paragraph (1) of this Section.

8. Taxes for Use of Aircraft. The Parties acknowledge that with the exception of the expenses for in-flight food and beverages and passenger ground transportation, the payment of expenses set forth in Section 7 hereof are subject to the federal excise tax imposed under Section 4261 of the Internal Revenue Code. Lessee shall pay Lessor for such expenses and the amount of such taxes within thirty (30) days of receipt of the applicable invoice. Lessor agrees to collect and remit to the Internal Revenue Service for the benefit of Lessee all such federal excise taxes.

9. Invoicing and Payment. Lessor will pay all expenses related to the Aircraft when incurred, and will provide an invoice to Lessee for the expenses and taxes enumerated in Section 7 and Section 8 hereof for any flights operated pursuant to this Agreement.

10. Insurance. Lessor may maintain such insurance coverage with respect to the Aircraft and any flights made under this Agreement as Lessor may elect in its sole discretion, including all-risk physical damage insurance (hull Coverage), aircraft bodily injury and property damage liability insurance. Any aircraft liability insurance maintained by Lessor with respect to use of the Aircraft shall name Lessee as an additional insured, shall include a waiver of subrogation against Lessee and shall be primary without contribution from any insurance maintained by Lessee. Lessor will retain all rights and benefits with respect to the proceeds payable under policies of physical damage or hull insurance maintained by Lessor that may be payable as a result of any incident or occurrence while the Aircraft is being operated on flights conducted under this Agreement. Lessor shall use commercially reasonable efforts to procure such additional insurance coverage as Lessee may request in writing for specific flights conducted under this Agreement. The cost of any such additional insurance shall be borne by Lessee.

11. Limitation of Liability. Lessee agrees that the insurance specified in Section 10 shall provide its sole recourse for all claims, losses, liabilities, obligations, demands, suits, judgments or causes of action, penalties, fines, costs and expenses of any nature whatsoever, including attorneys’ fees and expenses for or on account of or arising out of, or in any way connected with the use of the Aircraft by Lessee or its guests, including injury to or death of any persons, including Lessee and its guests which may result from or arise out of the use or operation of the Aircraft during the term of this Agreement. This Section 11 shall survive termination of this Agreement.

LESSOR SHALL IN NO EVENT BE LIABLE TO LESSEE OR HIS EMPLOYEES, AGENTS, REPRESENTATIVES, GUESTS, OR INVITEES FOR ANY INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES AND/OR PUNITIVE DAMAGES OF ANY KIND OR NATURE UNDER ANY CIRCUMSTANCES OR FOR ANY REASON INCLUDING ANY DELAY OR FAILURE TO FURNISH THE AIRCRAFT OR CAUSED OR OCCASIONED BY THE PERFORMANCE OR NON-PERFORMANCE OF ANY SERVICES COVERED BY THIS AGREEMENT.

12. No Warranty. NEITHER LESSOR NOR ITS AFFILIATES MAKES, HAS MADE OR SHALL BE DEEMED TO MAKE OR HAVE MADE ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO ANY AIRCRAFT TO BE USED HEREUNDER OR ANY ENGINE OR COMPONENT THEREOF INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, AIRWORTHINESS.

13. Operational Control. Lessor shall be responsible for the physical and technical operation of the Aircraft and the safe performance of all flights and shall retain full authority and control, including exclusive operational control, and possession of the Aircraft at all times during the term of this Agreement. In accordance with applicable FARs, the qualified flight crew provided by Lessor will exercise all required and/or appropriate duties and responsibilities in regard to the safety of each flight conducted hereunder. The Pilot-In-Command shall have absolute discretion in all matters concerning the preparation of the Aircraft for flight and the flight itself, the load carried and its distribution, the decision whether or not a flight shall be undertaken, the route to be flown, the place where landings shall be made and all other matters relating to operation of the Aircraft. Lessee specifically agrees that the flight crew shall have final and complete authority to delay or cancel any flight for any reason or condition which, in sole judgment of the Pilot-In-Command, could compromise the safety of the flight and to take any other action which, in the sole judgment of the Pilot-In-Command, is necessitated by considerations of safety. No such action of the Pilot-In-Command shall create or support any liability to Lessee or any other person for loss, injury, damages or delay. The Parties further agree that Lessor shall not be liable for delay or failure to furnish the Aircraft and crew pursuant to this Agreement which such failure is caused by government regulation or authority, mechanical difficulty or breakdown, war, civil commotion, strikes or labor disputes, weather conditions, acts of God or other circumstances beyond Lessor’s reasonable control.

14. Governing Law. This Agreement shall be governed by and construed in all respects in accordance with the laws of the Commonwealth of Virginia.

15. Title. Legal title to the Aircraft shall remain in the Lessor at all times.

16. Entire Agreement; Amendment. This Agreement sets forth the entire agreement between the Parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may only be amended, modified or supplemented in whole or in part at any time by an agreement in writing between the Parties executed in the same manner as this Agreement

17. Notices and Communications. All notices, requests, demands and other communications required or desired to be given hereunder shall be in writing and shall be deemed to be given: (i) if personally delivered, upon such delivery; (ii) if mailed by certified mail, return receipt requested, postage pre-paid, addressed as follows (to the extent applicable for mailing), upon the earlier to occur of actual receipt, refusal to accept receipt or three (3) days after such mailing; (iii) if sent by regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment of such fees, addressed (to the extent applicable for overnight delivery) as follows, upon the earlier to occur of actual receipt or the next business day after being sent by such delivery; or (iv) upon actual receipt when sent by fax, mailgram, telegram or telex:

If to Lessor: Universal Leaf Tobacco Company, Inc. 1501 North Hamilton Street Richmond, Virginia 23230 If to Lessee:

Notices given by other means shall be deemed to be given only upon actual receipt. Addresses may be changed by written notice given as provided herein and signed by the party giving the notice.

18. Successors and Assigns. Neither this Agreement nor any party’s interest herein shall be assignable to any other party whatsoever. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their heirs, representatives and successors.

19. Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

20. No Waiver. The failure of a party to require performance of any provision of this Agreement shall in no way affect that party’s right thereafter to enforce such provision nor shall the waiver by a party of any breach of any provision of this Agreement be taken or held to be a waiver of any further breach of the same provision or any other provision.

21. Base of Operations. For purposes of this Agreement, the base of operation of the Aircraft is _____________ Airport, ______________, ___________; provided, that such base may be changed by Lessor at any time during the term hereof.

22. Counterparts. This Agreement may be executed in one or more counterparts each of which will be deemed an original, all of which together shall constitute one and the same agreement.

23. Truth-in-Leasing. Lessor shall mail a copy of this Agreement for and on behalf of both Parties to: Flight Standards Technical Division, P.O. Box 25724, Oklahoma City, Oklahoma 73125, within twenty-four (24) hours of its execution, as provided by FAR Section 91.23(c)(1). Additionally, Lessor agrees to comply with the notification requirements of FAR Section 91.23 by notifying by telephone or in person the _________ FAA Flight Standards District Office at least forty-eight (48) hours prior to the first flight under this Agreement.

(a) LESSOR CERTIFIES THAT THE AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED WITHIN THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT IN ACCORDANCE WITH THE PROVISIONS OF PART 91 OF THE FEDERAL AVIATION REGULATIONS AND THAT ALL APPLICABLE REQUIREMENTS FOR THE AIRCRAFT’S MAINTENANCE AND INSPECTION THEREUNDER HAVE BEEN MET AND ARE VALID FOR THE OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT.

(b) LESSOR, WHOSE ADDRESS APPEARS IN SECTION 17 ABOVE AND WHOSE AUTHORIZED SIGNATURE APPEARS BELOW, AGREES, CERTIFIES AND ACKNOWLEDGES THAT WHENEVER THE AIRCRAFT IS OPERATED UNDER THIS AGREEMENT, LESSOR SHALL BE KNOWN AS, CONSIDERED AND SHALL IN FACT BE THE OPERATOR OF THE AIRCRAFT AND THAT LESSOR UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

(c) THE PARTIES UNDERSTAND THAT AN EXPLANATION OF FACTORS AND PERTINENT FEDERAL AVIATION REGULATIONS BEARING ON OPERATIONAL CONTROL CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

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IN WITNESS WHEREOF, the Parties hereto have each caused this Agreement to be duly executed on the date first set forth above.

LESSOR: UNIVERSAL LEAF TOBACCO COMPANY, INC.

By:
Name:
Title:

LESSEE:

By:
Name:
Title: